SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report) (Date of earliest event reported)	July 6, 2005 July 1, 2005

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	001-13643 (Commission File Number)	73-1520922 (IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 1, 2005, Julie H. Edwards resigned from the ONEOK, Inc. Board of Directors effective immediately. Ms. Edwards' resignation was in connection with her being named Senior Vice President and Chief Financial Officer of Southern Union Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	July 6, 2005	By:	/s/ Jim Kneale
Jim Kneale Executive Vice President -- Finance and Administration and Chief Financial Officer (Principal Financial Officer)

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